                                                                    EXHIBIT 99.2

EBITDA is an acronym for Earnings before Interest, Taxes, Depreciation and Amortization, although other items in addition to these are sometimes excluded to calculate EBITDA. Although EBITDA is not a calculation in accordance with accounting principles generally accepted in the United States (GAAP), we believe that EBITDA is widely used as a measure of operating performance in our industry. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining operating performance or liquidity that is calculated in accordance with GAAP. In addition, since all companies do not calculate EBITDA in the same manner (for example, we also exclude non-cash stock compensation), this measure may not be comparable to similarly titled measures reported by other companies. We believe the nearest comparable GAAP measure to Adjusted EBITDA is our Net Loss, and we have presented below a reconciliation of the two measures.


                        US Unwired Inc. and Subsidiaries
                  Reconciliation of Adjusted EBITDA to Net Loss
                   Three-month period ended December 31, 2002
                                 (In thousands)

                                                        Unwired    Louisiana                           IWO
                                        US Unwired      Telecom      Unwired                       Holding
                                              Inc.  Corporation          LLC        Total             Corp   Consolidating
                                           (Parent)  (Guarantor)  (Guarantor)  Guarantors   (Non-Guarantor)        Entries
                                           --------  -----------  -----------  ----------   ---------------  -------------
 Adjusted EBITDA                            $ -      $   1,336    $   7,831    $   9,167       $  (1,771)        $     -
 Non-cash stock compensation                 (738)         (81)         (51)        (132)            -                 -
 Depreciation and amortization               (887)        (561)     (16,472)     (17,033)        (14,282)              -
 Impairment of goodwill                       -            -            -            -          (214,191)              -
 Impairment of intangible assets              -            -            -            -          (188,330)              -
 Interest income (expense), net           (10,096)         325       (2,357)      (2,032)         (8,802)              -
 Gain on sale of assets                       -            -            (10)         (10)            -                 -
                                        ---------    ---------    ---------    ---------       ---------         ---------
 Equity in income (losses) of
 unconsolidated subsidiaries             (443,255)          91     (431,881)    (431,790)            -             873,614
                                        ---------    ---------    ---------    ---------       ---------         ---------
 Income (loss) before inc. tax benef.    (454,976)       1,110     (442,940)    (441,830)       (427,376)          873,614
 Income tax benefit                           -            -            -            -             4,505            (4,505)
 Net income (loss)                      $(454,976)   $   1,110    $(442,940)   $(441,830)      $(431,881)        $ 878,119
                                        =========    =========    =========    =========       =========         =========



                        US Unwired Inc. and Subsidiaries
                  Reconciliation of Adjusted EBITDA to Net Loss
                   Three-month period ended December 31, 2002
                                 (In thousands)
                                  (Continued)

                                                               Less: IWO
                                                                 Holding          UNWR
                                                                    Corp        Credit
                                          Consolidated    (Non-Guarantor)        Group
                                          ------------    ---------------    ---------
 Adjusted EBITDA                            $   7,396        $  (1,771)      $   9,167
 Non-cash stock compensation                     (870)             -              (870)
 Depreciation and amortization                (32,202)         (14,282)        (17,920)
 Impairment of goodwill                      (214,191)        (214,191)            -
 Impairment of intangible assets             (188,330)        (188,330)            -
 Interest income (expense), net               (20,930)          (8,802)        (12,128)
 Gain on sale of assets                           (10)             -               (10)
                                            ---------        ---------       ---------
 Equity in income (losses) of
 unconsolidated subsidiaries                   (1,431)             -            (1,431)
                                            ---------        ---------       ---------
 Income (loss) before inc. tax benef.        (450,568)        (427,376)        (23,192)
 Income tax benefit                               -              4,505             -
 Net income (loss)                          $(450,568)       $(431,881)      $ (23,192)
                                            =========        =========       =========


                        US Unwired Inc. and Subsidiaries
                  Reconciliation of Adjusted EBITDA to Net Loss
                     Three-month period ended March 31, 2003
                                 (In thousands)



                                                      Unwired    Louisiana                           IWO
                                     US Unwired       Telecom      Unwired                       Holding
                                           Inc.   Corporation          LLC        Total             Corp  Consolidating
                                       (Parent)   (Guarantor)  (Guarantor)   Guarantors  (Non-Guarantor)        Entries
                                     ----------  ------------ ------------  -----------  ---------------  -------------
 Adjusted EBITDA                      $      -        $1,217     $  7,850     $  9,067         $ (2,479)       $     -
 Non-cash stock compensation              (935)          (81)         (51)        (132)               -              -
 Depreciation and amortization            (654)         (503)     (15,630)     (16,133)         (13,374)             -
 IWO asset abandonment charge                -             -            -            -          (12,403)             -
 Interest income (expense), net        (10,149)          325       (1,995)      (1,670)          (8,871)             -
 Gain on sale of assets                      -            79            2           81                -              -
 Equity in income (losses) of
 unconsolidated subsidiaries           (46,888)          154      (37,127)     (36,973)               -         84,041
                                      --------        ------     --------      -------         --------        -------
 Income (loss) before inc. tax benef.  (58,626)        1,191      (46,951)     (45,760)         (37,127)        84,041
 Income tax benefit                          -             -            -            -                -              -
                                      --------        ------     --------     --------         --------        -------
 Net income (loss)                    $(58,626)       $1,191     $(46,951)    $(45,760)        $(37,127)       $84,041
                                      ========        ======     ========     ========         ========        =======


                        US Unwired Inc. and Subsidiaries
                  Reconciliation of Adjusted EBITDA to Net Loss
                     Three-month period ended March 31, 2003
                                 (In thousands)
                                  (Continued)

                                                              Less: IWO
                                                                Holding             UNWR
                                                                   Corp           Credit
                                       Consolidated     (Non-Guarantor)            Group
                                       ------------     ---------------        ---------
 Adjusted EBITDA                           $  6,588            $ (2,479)        $  9,067
 Non-cash stock compensation                 (1,067)                  -           (1,067)
 Depreciation and amortization              (30,161)            (13,374)         (16,787)
 IWO asset abandonment charge               (12,403)            (12,403)               -
 Interest income (expense), net             (20,690)             (8,871)         (11,819)
 Gain on sale of assets                          81                   -               81
 Equity in income (losses) of
 unconsolidated subsidiaries                    180                   -              180
                                           --------            --------         --------
 Income (loss) before inc. tax benef.       (57,472)            (37,127)         (20,345)
 Income tax benefit                               -                   -                -
                                           --------            --------         --------
 Net income (loss)                         $(57,472)           $(37,127)        $(20,345)
                                           ========            ========         ========